ADVISORSHARES TRUST

AdvisorShares Madrona Domestic ETF

NYSE Arca Ticker: FWDD

AdvisorShares Madrona Global Bond ETF

NYSE Arca Ticker: FWDB

AdvisorShares Madrona International ETF

NYSE Arca Ticker: FWDI

Supplement dated March 2, 2018

to the Prospectus and Statement of Additional Information

dated November 1, 2017

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information (“SAI”) for the AdvisorShares Madrona Domestic ETF, AdvisorShares Madrona Global Bond ETF and AdvisorShares Madrona International ETF (each a “Fund” and together, the “Funds”) and should be read in conjunction with those documents.

At a meeting held on January 18, 2018, shareholders of each Fund approved the implementation of a manager of managers arrangement that permits the Fund’s investment adviser, subject to prior approval by the Fund’s Board of Trustees, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders. Therefore, the information in the Funds’ Prospectus and SAI is hereby revised to reflect that shareholders have approved the arrangement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.